SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

                 Filed by the                                [X]
                 Registrant

                 Filed by a                                  [ ]
                 Party other than the
                 Registrant

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))

[x]   Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant
      to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

  Fidelity Investment Trust

                             (IF YOU CHECKED "FILED BY
                             REGISTRANT ABOVE" DO NOT
                             FILL THIS IN: Name of
                             Person(s) Filing Proxy
                             Statement, if other than the
                             Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[  ]  Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

    (1)  Title of each class of
         securities to which
         transaction applies:

    (2)  Aggregate number of
         securities to which
         transaction applies:

    (3)  Per unit price or other
         underlying value of
         transaction
         computed pursuant to Exchange
         Act Rule 0-11:

    (4)  Proposed maximum aggregate
         value of transaction:

    (5)  Total Fee Paid:

[  ]  Fee paid previously with
      preliminary materials.

[  ]  Check box if any part of the
      fee is offset as provided by
      Exchange Act Rule 0-11(a) (2)
      and identify the filing for
      which the offsetting fee was
      paid previously.  Identify the
      previous filing by
      registration statement
      number, or the Form or
      Schedule and the date of
      its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or
       Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:


FIDELITY LATIN AMERICA FUND
FIDELITY HONG KONG AND CHINA FUND
FIDELITY NORDIC FUND
FUNDS OF
FIDELITY INVESTMENT TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
Meeting),    of     Fidelity Latin America Fund, Fidelity Hong Kong
and China Fund   ,     and Fidelity Nordic Fund (the funds) will be
held at the    principal place of business of     Fidelity Investment
Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109
on    December 15    , 1999, at 1   0:00     a.m.  The purpose of the
Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

   1    .  To amend the fundamental investment limitation concerning industry concentration for Fidelity Latin America Fund, Fidelity Hong
Kong and China Fund   ,     and Fidelity Nordic Fund to permit each
fund to invest up to 35% of its total assets in    certain
industries    .

 The Board of Trustees has fixed the close of business on    October
18    , 1999 as the record date for the determination of the
shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary

   October 18    , 1999

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION                                  VALID SIGNATURE

A. 1)          ABC Corp.                      John Smith, Treasurer

   2)          ABC Corp.                      John Smith, Treasurer
               c/o John Smith, Treasurer

B. 1)          ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)          ABC Trust                      Ann B. Collins, Trustee

   3)          Ann B. Collins, Trustee u/t/d  Ann B. Collins, Trustee
               12/28/78
               u/t/d 12/28/78

C. 1)          Anthony B. Craft, Cust.        Anthony B. Craft
               f/b/o Anthony B. Craft, Jr.
               UGMA


PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY INVESTMENT TRUST:
FIDELITY LATIN AMERICA FUND
FIDELITY HONG KONG AND CHINA FUND
FIDELITY NORDIC FUND
TO BE HELD ON    DECEMBER 15    , 1999

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Investment Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Latin America Fund, Fidelity Hong
Kong and China Fund   ,     and Fidelity Nordic Fund (the funds) and
at any adjournments thereof (the Meeting), to be held on    December
15    , 1999 at 10   :00     a.m. at 82 Devonshire Street, Boston,
Massachusetts 02109, the principal    place     of    business of
    the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy
Statement and the accompanying proxy card on or about    October
18    , 1999. Supplementary solicitations may be made by mail,
telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately, $2,000 (Fidelity Latin America
Fund), $2,000 (Fidelity Hong Kong and China Fund), and $2,000 (Fidelity Nordic Fund), respectively. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Investments Japan Limited (FIJ), subadviser to Fidelity Hong Kong and China Fund, is located at Shiroyama JT Mori Bldg., 4-3-1
Toranomon   ,     Minato-ku, Tokyo 105, Japan. Fidelity International
Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda and Fidelity International Investment Advisors
(U.K.) Limited (FIIAL (U.K.)), located at    130 Tonbridge Road,
Hildenborough, Kent, TN 119DZ    ,    England,     are also
subadvisers to the funds.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether a proposal is approved.

 The funds may also arrange to have votes recorded by telephone. The expenses in connection with telephone voting will be paid by the funds. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted at the meeting in the same manner that proxies voted by mail may be revoked. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $3,000 (Fidelity Latin America Fund), $3,000 (Fidelity Hong Kong and China Fund), and $3,000 (Fidelity Nordic Fund).

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 Shares of each fund issued and outstanding as of    August 31    ,
1999 are indicated in the following table:

FIDELITY LATIN AMERICA FUND                26,521,582
FIDELITY HONG KONG AND CHINA FUND          12,041,527
FIDELITY NORDIC FUND                        4,797,321

 As of    August 31    , 1999 the    trustees     and officers of the
trust owned, in the aggregate, less than 1% of    each     fund's
outstanding shares.

 Shareholders of record at the close of business on    October 18    ,
1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR
ENDED OCTOBER 31, 1998,    AND THE SEMIANNUAL REPORT FOR THE FISCAL
PERIOD ENDED APRIL 30, 1999,     CALL 1-800-544-8888 OR WRITE TO
FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.

VOTE REQUIRED: APPROVAL OF PROPOSAL    1     REQUIRES THE AFFIRMATIVE
VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940
ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

   1    . TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
INDUSTRY CONCENTRATION FOR FIDELITY LATIN AMERICA FUND, FIDELITY HONG KONG AND CHINA FUND, AND FIDELITY NORDIC FUND TO PERMIT EACH
FUND     TO INVEST UP TO 35% OF ITS TOTAL ASSETS IN    CERTAIN
INDUSTRIES.

 The Board of Trustees has approved, and recommends that the shareholders of Fidelity Latin America Fund, Fidelity Hong Kong and China Fund, and Fidelity Nordic Fund approve, a proposal that would
modify each    f    und's fundamental policy concerning
industry     concentration to permit each    f    und to invest, under
certain circumstances, up to 35% of its total assets in the securities of companies whose principal business activities are in the same
industry. Each    f    und's current fundamental policy concerning
concentration provides that:

 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."

 If the proposal is approved, each    f    und would adopt the
following fundamental policy concerning concentration:

 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund may purchase the securities of any issuer, if as a result, no more than 35% of the fund's total assets would be invested in any industry that accounts for more than 20% of the [Latin American/Hong Kong and Chinese/Nordic] market as a whole, as measured by an index determined by FMR to be an appropriate measure of the [Latin American/Hong Kong and Chinese/ Nordic] market."

 The 1940 Act requires mutual funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. However, a fund is permitted to retain the freedom of action to invest
more than 25% of    its total     assets in an industry provided it
specifies the conditions under which it intends to do so.

    The proposed policy would permit each fund to invest up to 35% of total assets in any industry that made up more than 20% of the local market as represented by an index determined by FMR to be an appropriate measure of the market. FMR recommended this change to the Board of Trustees in recognition of the fact that the funds' local markets tend to be more concentrated in individual industries than the U.S. market. As a result, it may not be possible for the funds to keep pace with local market benchmarks, or to overweight specific industries relative to local benchmarks, without investing more than 25% of total assets in an industry (or in each of several industries) from time to time. The amended concentration policy would provide each fund flexibility to overweight or underweight industries in a region relative to the local market benchmarks and give each fund greater flexibility to respond to changing market conditions.

    As of August 31, 1999, each fund's market had an industry that represented over 20% of the local stock market. In Hong Kong, banks accounted for approximately 35.4% of the market as represented by the Hang Seng Index. In Latin America, telephone companies accounted for approximately 26.1% of the market as represented by the Morgan Stanley Capital International Latin America Index. In the Nordic region, communications companies accounted for approximately 36.8% of the market as represented by the FT/S&P Actuaries World Nordic Index. In addition, in Hong Kong, real estate companies, the second largest local industry by market capitalization, represented 19.5% of the Hang Seng Index. If that percentage increased to more than 20% in the future, Hong Kong and China Fund would be permitted to invest up to 35% of assets in each of the banking and real estate industries. (The second largest industries in the Latin America and Nordic regions represented less than 12% of the local market indexes as of August 31,
1999).

    Each of these indexes is a capitalization-weighted index designed by its provider to reflect the performance of the local equity market. FMR believes these indexes are appropriate measures of the funds' local markets, based on index characteristics including the percentage of the total market capitalization covered, economic sector and industry representation, and the types and liquidity of securities that make up each index. FMR could use different indexes or additional indexes to represent the local markets in the future, if those indexes were determined to be appropriate based on these factors. For any index that is selected, FMR intends to measure the percentage of the index represented by each industry no less frequently than once per month.

    Providing each fund with the ability to invest up to 35% of its total assets in one or more industries would allow each fund to respond to changing market conditions by overweighting or underweighting each industry relative to the local market benchmarks. The amended policy may expose a fund to greater risk, however, to the extent that the particular industry or industries in which it invests is sensitive to adverse changes in economic or political conditions.


 CONCLUSION. The Board of Trustees has concluded that the proposal
will benefit each    f    und and its shareholders. The Trustees
recommend voting FOR the proposal. Upon shareholder approval, the proposed policy will become effective immediately. If the proposal is not approved by the shareholders of a fund, that fund's current policy will remain in effect.

OTHER BUSINESS

 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston,
Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

 Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and,
if so, the number of copies of the Proxy Statement and    Semiannual
or     Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

INV-pxs-1099                                  CUSIP#315910778/FUND#352
1.715377.100                                  CUSIP#315910844/FUND#349
                                              CUSIP#315910752/FUND#342



Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY INVESTMENT TRUST: FIDELITY LATIN AMERICA FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d,    Phyllis Burke Davis    , and Eric D. Roiter, or any
one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY INVESTMENT TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82
Devonshire St., Boston, MA 02109, on    December 15, 1999     at
   10:00 a.m.     Eastern time and at any adjournments thereof.  All
powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        _____________, 1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

           (349, 352, 342 HH)

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

----------------------------------------------------------------------

1.  To amend the fund's           FOR [  ]  AGAINST [  ]  ABSTAIN [ ]  1.
    fundamental industry
    concentration limitation to
    permit the fund to invest up
    to 35% of its total assets
    in certain industries.

INV-pxc-1099                                   cusip #315910752  #342H
                                               cusip #315910778  #352H
                                               cusip #315910844  #349H



Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY INVESTMENT TRUST: FIDELITY HONG KONG AND CHINA FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d,    Phyllis Burke Davis    , and Eric D. Roiter, or any
one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY INVESTMENT TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82
Devonshire St., Boston, MA 02109, on    December 15, 1999     at
   10:00 a.m    . Eastern time and at any adjournments thereof.  All
powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        _____________, 1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
                           (349, 352, 342 HH)

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

----------------------------------------------------------------------

1.  To amend the fund's           FOR [  ]  AGAINST [  ]  ABSTAIN [ ]  1.
    fundamental industry
    concentration limitation to
    permit the fund to invest up
    to 35% of its total assets
    in certain industries.

INV-pxc-1099                                   cusip #315910752  #342H
                                               cusip #315910778  #352H
                                               cusip #315910844  #349H



Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY INVESTMENT TRUST: FIDELITY NORDIC FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d,    Phyllis Burke Davis    , and Eric D. Roiter, or any
one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY INVESTMENT TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82
Devonshire St., Boston, MA 02109, on    December 15, 1999     at
   10:00 a.m.     Eastern time and at any adjournments thereof.  All
powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        _____________, 1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
                          (349, 352, 342 HH)

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

----------------------------------------------------------------------

1.  To amend the fund's           FOR [  ]  AGAINST [  ]  ABSTAIN [ ]  1.
    fundamental industry
    concentration limitation to
    permit the fund to invest up
    to 35% of its total assets
    in certain industries.

INV-pxc-1099                                    cusip #315910752 #342H
                                                cusip #315910778 #352H
                                                cusip #315910844 #349H

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

FIDELITY LATIN AMERICA FUND
FIDELITY HONG KONG AND CHINA FUND
FIDELITY NORDIC FUND

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on December 15, 1999. The purpose of the meeting is to vote on an important proposal that affects the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund(s). This package contains information about the proposal and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE AND RETURN YOUR CARD(S) PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe this proposal is in the best interest of shareholders. They recommend that you vote FOR the proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,


Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposal

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?
You are being asked to vote on the following proposal:
        1. To amend the fundamental investment limitation concerning industry concentration for Fidelity Latin America Fund, Fidelity Hong Kong and China Fund, and Fidelity Nordic Fund to permit each fund to invest up to 35% of its total assets in certain industries.

WHAT IS THE BENEFIT OF AMENDING THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INDUSTRY CONCENTRATION FOR EACH FUND?
The proposed policy would allow each fund to invest up to 35% of total assets in any industry that made up more than 20% in the local market as represented by an index determined by Fidelity Management and Research Company (FMR). FMR recommended this change to the Board of Trustees in recognition of the fact the funds' local markets tend to be more concentrated in individual industries than the U.S. market.

The Investment Company Act of 1940 requires mutual funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (cannot be changed without shareholder approval). The Securities and Exchange Commission has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. A fund is permitted, however, to invest more than 25% of its total assets in an industry provided it specifies the conditions under which it intends to do so.

Providing each fund with the ability to invest up to 35% of its total assets in one or more industries would allow each fund to respond to changing market conditions by over-weighting or under-weighting each industry relative to the local market benchmarks.

HAS THE FUNDS' BOARD OF TRUSTEES APPROVED THE PROPOSAL?
Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is October 18, 1999.

HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-800-544-8888.

HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."